UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2024

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
NYSE Chicago
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 7.01     Regulation FD Disclosure.
As previously disclosed, on August 12, 2024, Baxter International Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement with certain affiliates of Carlyle Group Inc. to sell the Company’s Kidney Care business (the “Transaction”), subject to the receipt of customary regulatory approvals and satisfaction of other closing conditions. In connection with the Transaction, the Company determined that its Kidney Care business met the criteria to be classified as held-for-sale in August 2024, and the Company also concluded that the Kidney Care business met the conditions to be reported as a discontinued operation at that time. Accordingly, the Kidney Care business will be reported as a discontinued operation beginning with the Company’s condensed consolidated financial statements and notes thereto for the quarter ended September 30, 2024, and the Company’s prior period financial position and results of operations will be retroactively adjusted to reflect discontinued operations presentation.
To assist investors in comparing the Company’s historical financial information and results for the Company’s continuing and discontinued operations, Exhibit 99.1 filed with this Current Report on Form 8-K includes a presentation consisting of retrospectively adjusted supplemental unaudited historical financial information for the Company for each of the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023. The information included in Exhibit 99.1 to this Current Report on Form 8‑K presents, for informational purposes only, the Company's retrospectively adjusted historical financial results to reflect the impact of presenting the Kidney Care business as a discontinued operation for all periods shown.
The presentation of the Kidney Care business as a discontinued operation affects only the manner in which certain financial information was previously reported and does not restate or revise the Company’s historical consolidated balance sheet, income statement or cash flows. Except for matters noted above affecting changes in presentation, no other information in the Company’s previously filed reports is being updated for events or developments that occurred subsequent to the filing of such reports. Information contained in Exhibit 99.1 should be read in conjunction with, and as a supplement to, information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and the Company’s upcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, including “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the Company’s condensed consolidated financial statements and notes thereto.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Presentation of Supplemental Historical Financial Information, dated November 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 7, 2024

BAXTER INTERNATIONAL INC.

By:	/s/ Joel T. Grade
Name:	Joel T. Grade
Title:	Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer